SUPPLEMENT DATED DECEMBER 27, 2024
TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
ABACUS FCF INTERNATIONAL LEADERS ETF (ABLG)
ABACUS FCF LEADERS ETF (ABFL)

(each a “Fund” and, together, the “Funds”)
(each a series of TrimTabs ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Prospectus and SAI.

The below changes are immediately effective. These changes do not impact the Funds’ investment objectives or principal investment strategies.

1.All references to the Funds’ investment adviser in the Statutory Prospectus and SAI are hereby changed from “FCF Advisors LLC” to “Abacus FCF Advisors LLC.”

2.All references to “TrimTabs ETF Trust” are hereby changed to “Abacus FCF ETF Trust.”

3.The following information replaces in its entirety the heading and the information appearing under the heading “Portfolio Managers” in the “Fund Summaries” section of the Prospectus for each Fund:

Portfolio Managers

Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Life, Inc., the parent company of the Adviser, (“Abacus Life”) and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus Life, Inc. and an affiliate of the Adviser, (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since January 2021, December 2024 and December 2024, respectively. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

4.The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” for Vince (Qijun) Chen in the Funds’ Statutory Prospectus:

Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Life and Portfolio Manager of the Adviser.
Mr. Chen is the Vice President of Public Equity & Portfolio Management at Abacus Life, bringing nearly a decade of experience in portfolio management and quantitative research to support Abacus Life’s vision as a leading global alternative asset manager.

Mr. Chen leads the Adviser in the development and implementation of investment strategies, overseeing management of ETFs and SMAs. He has developed and refined the Adviser’s investing approach through conducting empirical research, publishing research papers, and systematizing the investment process. Since joining the Adviser in October 2017 as Quantitative Analyst in October 2017 and being promoted to Senior Quantitative Analyst in June 2019 and Director of Research in November 2022, Mr. Chen has made significant contributions to the firm’s growth, now part of ABL Wealth.
Mr. Chen earned a Master of Science from Baruch College and a Bachelor of Economics from Guangdong University of Foreign Studies. He is a CFA Charterholder, and an active member of the CQF (Certificate in Quantitative Finance) Institute New York Society. He also holds a Salesforce AI Specialist Certification.
5.The following information replaces in its entirety the heading and the information appearing under the heading “Portfolio Managers – Portfolio Managers’ Ownership in the Funds” in the Funds’ SAI:

Portfolio Managers’ Ownership in the Funds
As of July 31, 2024, the dollar range of equity securities in the Funds beneficially owned by the portfolio managers is as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Funds
	Abacus FCF Leaders ETF	Abacus FCF International Leaders ETF
Vince (Qijun) Chen	$10,001-$50,000	$10,001-$50.000
Fei Xue[1]	None	None
Tom MacDonald[1]	None	None
1 As of December 27, 2024.

Please keep this supplement with your Prospectus and SAI for future reference.